                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08227

                             SCUDDER INVESTORS FUNDS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  One South Street
                                Baltimore, MD 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Biotechnology Fund

Annual Report to Shareholders

August 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for an extended period of time due to the activities and financial prospects of individual companies, or due to general market or economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. The fund also may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/04
Scudder Global Biotechnology Fund	1-Year	3-Year	Life of Fund*
Class A	8.60%	-2.45%	-.44%
Class B	7.86%	-3.15%	-1.16%
Class C	7.87%	-3.19%	-1.19%
MSCI World Index+	15.61%	2.02%	.68%
NASDAQ Biotechnology Index++	-6.63%	-7.64%	-3.00%

Sources: Lipper Inc. and Investment Company Capital Corp.

* The Fund commenced operations on March 30, 2001. Index returns begin March 31, 2001.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 8/31/04	$ 9.85	$ 9.61	$ 9.60
8/31/03	$ 9.07	$ 8.91	$ 8.90

Class A Lipper Rankings - Health/Biotechnology Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	73	of	194	38
3-Year	85	of	150	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Biotechnology Fund - Class A [] MSCI World Index+ [] NASDAQ Biotechnology Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/04
Scudder Global Biotechnology Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$10,247	$8,750	$9,284
	Average annual total return	2.47%	-4.35%	-2.15%
Class B	Growth of $10,000	$10,486	$8,902	$9,418
	Average annual total return	4.86%	-3.80%	-1.74%
Class C	Growth of $10,000	$10,787	$9,074	$9,600
	Average annual total return	7.87%	-3.19%	-1.19%
MSCI World Index+	Growth of $10,000	$11,561	$10,619	$10,235
	Average annual total return	15.61%	2.02%	.68%
NASDAQ Biotechnology Index++	Growth of $10,000	$9,337	$7,878	$9,023
	Average annual total return	-6.63%	-7.64%	-3.00%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 30, 2001. Index returns begin March 31, 2001.
+ The MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.
++ The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section.The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2004
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 895	$ 892	$ 891
Expenses Paid per $1,000*	$ 7.08	$ 10.65	$ 10.67
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 1,018	$ 1,014	$ 1,014
Expenses Paid per $1,000*	$ 7.54	$ 11.34	$ 11.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C
Scudder Global Biotechnology Fund	1.49%	2.24%	2.24%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Global Biotechnology Fund: A Team Approach to Investing

Investment Company Capital Corp. ("ICCC"), is the investment advisor for Scudder Global Biotechnology Fund. Deutsche Asset Management International GmbH ("DeAmi"), an affiliate of ICCC, is the subadvisor to the fund and is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

ICCC and DeAmi are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Dr. Noushin Irani

Lead Manager of the fund.

• Joined Deutsche Asset Management International GmbH in 2003 and DWS Investment GmbH in 2002.

• Over 8 years of biotechnology experience.

• Ph.D in cell culture and molecular biology, Technical University Braunschweig & German Federal Research Institute for Biotechnology (Germany).

Thomas E. Bucher, CFA

Director, Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management International GmbH in 1995.

• Head of global equity research team for Health Care sector: Frankfurt.

• Previously analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity.

• MA from University of Tuegingen (Germany).

In the following interview, Lead Portfolio Manager Dr. Noushin Irani discusses Scudder Global Biotechnology Fund's performance, strategy and the market environment during the 12-month period ended August 31, 2004.

Q: How did biotechnology stocks perform during the reporting period?

A: Biotechnology stocks generally performed well during the fund's fiscal year, despite a significant pullback late in the period. Although the fund's secondary benchmark - the NASDAQ Biotechnology Index - produced a negative return of -6.63% for the year, another measure of sector performance - the AMEX Biotechnology Index - delivered a positive return of 6.56%.1 The wide divergence in the returns of the two differently constituted biotech indices helps illustrate the broad variance in the performance among individual companies in the sector, underscoring the importance of individual stock selection.

1 The AMEX Biotechnology Index is an equal-dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that use biological processes to develop products or provide services. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The reporting period began on a strong note, as the robust performance of biotech stocks continued through the first half of September 2003. The rally quickly lost steam, however, as a flood of new stock being issued - from both initial public offerings and secondary stock offerings by companies already public - prompted investors to take profits following the strong gains of the previous six months. The resulting downdraft continued through the remainder of 2003.

At the beginning of 2004, biotechs again embarked on a prolonged rally that lasted until late May 2004. During this time, the market was encouraged by the Food and Drug Administration's (FDA) approval of two new drugs for colorectal cancer: Genentech, Inc.'s Avastin and Imclone System Inc.'s Erbitux. Biotech shares also were boosted by a wave of merger and acquisition activity. By late May 2004, the biotech indices had climbed to a level roughly 25% above where they had stood at the end of August 2003 (the beginning of the fund's fiscal year) and about 70% higher than their low of March 2003.

At about this time, the environment for the broader stock market turned negative, as investors became concerned about terrorism fears, higher oil prices and a potential slowdown in the economy. In addition, the ASCO Conference - a meeting at which biotech companies involved in oncology (cancer treatments) announce their latest data - was less positive than the markets had been expecting. These factors added fuel to the traditional summer sell-off in biotechnology, which usually occurs due to the paucity of news flow in the warm-weather months. By mid-August, the biotech indices actually had moved into negative territory when measured from the beginning of the fund's reporting period. Fortunately, the sector began to rally in the second half of the month, as market participants started to look ahead to the data and new product launches expected to be announced during the autumn. This final burst allowed the biotech sector to finish in positive territory, but the summer sell-off was enough to cause it to underperform the broader US market for the full period.

Q: How did the fund's performance stack up versus its benchmarks?

A: In the volatile environment we just discussed, individual stock selection was critical. And on this front we succeeded, helping the fund to produce a strong return against both the NASDAQ Biotechnology Index and its peer group. The total return for the fund's Class A shares for the annual period was 8.60%, which compares favorably with the biotechnology sector as a whole. (Return is unadjusted for maximum sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for complete performance information.) While the fund trailed the 15.61% return of its primary benchmark, the MSCI World Index, it outperformed the 7.50% average return of the 194 funds in its Lipper peer group, Health/Biotechnology Funds.2

2 The Lipper Health/Biotechnology Funds category comprises funds that invest at least 65% of their equity portfolios in shares of companies engaged in health care, medicine and biotechnology. Returns reflect the reinvestment of distributions. It is not possible to invest directly in a Lipper category.

Q: From a broad standpoint, why did the fund outperform?

A: The relevant factors for the 12-month period are much the same as those we cited in the February semiannual report, with notable additions.

• First, we believe a key reason for the fund's favorable results was our focus on companies whose stock prices, in our view, do not accurately reflect the outlook for their products. Our success in using intensive fundamental research to find these types of stocks was an important reason for the fund's strong relative performance during the period.

• Second, the fund continues to hold a substantial weighting in smaller companies that are not heavily followed by the research community. When a small company announces a positive surprise, the resulting move in its stock price can be significant. We believe our strong research capabilities give us an advantage in finding such companies before the rest of Wall Street. Although smaller companies generally lagged during the slump in the biotech sector in the latter part of the period, their significant rally in the first six months was more than enough to offset the subsequent weakness.

• Third, we had success finding winners in the oncology area, which helped performance substantially in the first half of the period. Top contributors for the full year include Onyx Pharmaceuticals, Inc., Ilex Oncology, Inc. (which was acquired), OSI Pharmaceuticals, Inc., Bioenvision, Inc., Celgene Corp., Pharmion Corp. and Imclone. All seven companies were on the list of the fund's 15 top holdings in terms of their total return for the fiscal year. However, the performance of many of these stocks declined following the aforementioned ASCO conference.

• Fourth, three fund holdings - Ilex, Esperion Therapeutics, Inc., and Tularik, Inc. - were acquired, by Genzyme Corp., Pfizer, Inc. and Amgen Inc., respectively. All three were among the top-performing stocks in the fund for the fiscal year. One benefit of investing in smaller companies with promising early-stage drugs is that such companies often become the target of acquisitions by larger companies that are striving to fill and diversify their product pipelines.

Other notable winners include Biogen Idec, Inc. and Sepracor, Inc. Biogen Idec (the third-largest company in the sector) produced stellar returns as investors gained enthusiasm for its new drug for multiple sclerosis, Antegren. The drug has shown a high rate of efficacy with fewer side effects than treatments that are currently on the market. The results of the pivotal trials for Antegren must have been so favorable that the FDA "fast-tracked" the approval process and an earlier than anticipated filing was possible. The fund also received strong performance from Sepracor, which got a positive FDA review for its sleep drug, Estorra. The market was skeptical about Estorra because of Sepracor's prior failure with a similar drug, so the positive prospects for the company's latest effort took investors by surprise, boosting its stock price.

Q: What detracted from performance?

A: One of the key detractors was the poor performance of oncology stocks in the second half of the period. We failed to foresee the extent of the sell-off in the industry, and this is one of the main reasons why the fund's 12-month performance was only 1.10 percentage points higher than the Lipper peer group, compared with a 6.77 percentage-point advantage at the six-month mark in February. Similarly, the same small- and mid-cap holdings that contributed to returns in the first half of the period underperformed in the second half, which also prevented the fund's relative performance from being better than it was.

Among individual companies, the most significant negative contributor was Xoma, Ltd., whose psoriasis treatment Raptiva generated slower-than-expected sales. In addition, the company came to the market for financing that originally was intended to pay down long-term debt but that it subsequently used for research and development. Seeing little upside in Xoma's pipeline of new drugs, we sold the position at a loss. Ciphergen Biosystems, Inc. was the second-largest negative contributor. We believed the company was in a strong market position, since it was a leader among the few companies involved in providing the tools and services for protein-based biological research. However, Ciphergen reported disappointing earnings at the end of June, and as is often the case with small companies that surprise on the downside, its stock plunged - dropping from $7.32 to $4.39 in a single day. It is no longer held in the portfolio. Other notable detractors include Dyax, which lost momentum after the FDA put a hold on clinical trials for a key product, and Adolor, which reported disappointing data for a drug in the final phase of FDA trials. The fund continues to hold positions in both Dyax Corp. and Adolor Corp.

Q: What are your closing thoughts for fund investors?

A: We believe that the environment for biotech stocks in the future will continue to be a stock picker's market. On the one hand, fundamentals in the industry remain strong, and we are about to enter a part of the year in which news flow should begin to pick up with many upcoming medical conferences and FDA-approval deadlines. On the other hand, the overall sector is experiencing fair valuations at this time so that upside to this is somewhat limited. In addition, the introduction of option expensing may act as a detractor to near-term earnings, and generic alternatives are continuing to pressure brand-name drugs.3

3 Option expensing involves treating an option as an expense that is determined the date it is granted. This expense is subtracted from earnings during the reporting period.

Naturally, this does not mean that investment opportunities in the sector will be limited. In fact, we believe the opposite is true: For individual stock-pickers such as ourselves, a flat market environment should create plentiful opportunities to use our fundamental research capabilities to unearth companies with the potential to outperform. As a result, we encourage investors to be mindful of the significant long-term potential of biotech stocks, even if the sector performance may not be as stellar as in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2004

Asset Allocation	8/31/04	8/31/03

Common Stocks	92%	89%
Preferred Stocks	7%	3%
Cash, net*	1%	8%
	100%	100%

* Includes other assets and liabilities.
Geographical (Excludes Cash)	8/31/04	8/31/03

United States	93%	93%
Israel	3%	2%
Ireland	1%	-
Denmark	1%	-
Switzerland	1%	1%
Canada	1%	4%
	100%	100%

Sector Diversification (Excludes Cash)	8/31/04

Biotechnology	62%
Pharmaceuticals	36%
Health Care Equipment & Supplies	2%
100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Holdings at August 31, 2004 (45.3% of Portfolio)
1. Amgen, Inc. Developer of pharmaceuticals	United States	12.3%
2. Bioenvision, Inc. Developer of products for treatment of cancer	United States	7.1%
3. Biogen Idec, Inc. Developer and manufacturer of novel therapies	United States	5.9%
4. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	United States	3.8%
5. Genzyme Corp. Operator of diversified, integrated human health care company	United States	3.5%
6. Teva Pharmaceutical Industries Ltd. Producer of pharmaceutical and veterinary products	Israel	3.2%
7. OSI Pharmaceuticals, Inc. Researcher and developer that specializes in drug discovery, pre-clinical research and drug development	United States	2.8%
8. Sepracor, Inc. Developer of enhanced forms of existing pharmaceuticals	United States	2.3%
9. Amylin Pharmaceuticals, Inc. Manufacturer of pharmaceuticals and pharmaceutical preparation services	United States	2.2%
10. ImClone Systems, Inc. Operator of biopharmaceutical company	United States	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2004

	Shares	Value ($)

Common Stocks 92.4%
Canada 0.6%
QLT, Inc.* (Cost $167,441)	9,000	139,460
Denmark 1.0%
Genmab AS* (Cost $230,524)	16,000	214,363
Ireland 1.0%
Elan Corp. PLC* (Cost $192,417)	10,000	221,549
Israel 3.2%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $748,627)	25,000	681,250
Switzerland 0.9%
Actelion Ltd.* (Cost $105,397)	2,000	186,113
United States 85.7%
Abgenix, Inc.*	18,000	179,100
Adolor Corp.*	15,000	172,500
Affymetrix, Inc.*	13,000	361,400
Alexion Pharmaceuticals, Inc.*	10,000	163,600
Alkermes, Inc.*	18,000	191,340
American Pharmaceutical Partners, Inc.*	5,700	173,337
Amgen, Inc.*	45,000	2,668,050
Amylin Pharmaceuticals, Inc.*	24,000	474,960
Andrx Corp.*	5,000	100,800
Array Biopharma, Inc.*	10,000	68,000
AtheroGenics, Inc.*	9,000	151,110
Bioenvision, Inc.*	7,809	62,238
Biogen Idec, Inc.*	21,500	1,275,595
BioMarin Pharmaceutical, Inc.*	11,800	71,272
Celgene Corp.*	7,500	425,625
Cerus Corp.*	7,500	16,125
Chiron Corp.*	10,500	444,990
Connetics Corp.*	8,000	205,200
Cubist Pharmaceuticals, Inc.*	12,000	94,440
CV Therapeutics, Inc.*	20,000	256,600
Cypress Bioscience, Inc.*	20,000	206,000
DOV Pharmaceutical, Inc.*	6,500	102,050
Dyax Corp.*	7,000	55,580
Endo Pharmaceuticals Holdings, Inc.*	12,000	203,520
EPIX Medical, Inc.*	11,000	218,350
Exelixis, Inc.*	10,000	78,000
Gen-Probe, Inc.*	6,500	234,650
Genzyme Corp. (General Division)*	14,000	756,000
Gilead Sciences, Inc.*	12,000	829,560
Human Genome Sciences, Inc.*	5,000	53,850
ICOS Corp.*	14,000	365,260
ImClone Systems, Inc.*	8,800	468,864
Impax Laboratories, Inc.*	11,000	157,410
Incyte Corp.*	25,000	170,750
Inspire Pharmaceuticals, Inc.*	20,000	289,000
Invitrogen Corp.*	5,000	247,500
Isis Pharmaceuticals, Inc.*	8,000	48,000
Keryx Biopharmaceuticals, Inc.*	6,000	66,780
Kos Pharmaceuticals, Inc.*	4,800	175,344
La Jolla Pharmaceutical Co.*	37,000	126,910
Ligand Pharmaceuticals, Inc. "B"*	15,000	147,450
Medarex, Inc.*	5,000	28,450
Medicines Co.*	15,000	379,200
MedImmune, Inc.*	15,000	358,050
MGI Pharma, Inc.*	12,500	290,375
Millennium Pharmaceuticals, Inc.*	20,000	237,800
Nektar Therapeutics*	17,000	216,580
Neurocrine Biosciences, Inc.*	5,000	248,850
NPS Pharmaceuticals, Inc.*	18,000	378,000
Onyx Pharmaceuticals, Inc.*	7,500	278,550
OSI Pharmaceuticals, Inc.*	10,000	595,900
Pharmacyclics, Inc.*	8,000	83,280
Pharmion Corp.*	5,500	270,435
Protein Design Labs, Inc.*	23,000	421,590
Regeneron Pharmaceuticals, Inc.*	14,000	124,740
Sepracor, Inc.*	10,000	496,100
SuperGen, Inc.*	5,000	32,150
Tanox, Inc.*	12,200	201,910
Telik, Inc.*	19,500	369,330
Transkaryotic Therapies, Inc.*	21,000	330,750
United Therapeutics Corp.*	11,000	326,810
Vertex Pharmaceuticals, Inc.*	10,000	97,300
Vicuron Pharmaceuticals, Inc.*	9,000	134,460
ZymoGenetics, Inc.*	4,618	69,085
(Cost $17,238,126)		18,526,805
Total Common Stocks (Cost $18,682,532)		19,969,540

Preferred Stocks 6.8%
United States
Bioenvision, Inc.** (Cost $199,998)	66,666	1,460,652

Warrants 0.0%
United States
Bioenvision, Inc.* (Cost $0)	1,561	734

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $18,882,530) (a)	99.2	21,430,926
Other Assets and Liabilities, Net	0.8	190,224
Net Assets	100.0	21,621,150

* Non-income producing security.
** Each unit consists of one preferred share convertible to two shares of common stock and one warrant to purchase one share of common stock.
(a) The cost for federal income tax purposes was $19,890,146. At August 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,540,780. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,020,938 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,480,158.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2004
Assets
Investments in securities, at value (cost $18,882,530)	$ 21,430,926
Cash	205,281
Receivable for investments sold	89,751
Dividend receivable	978
Receivable for Fund shares sold	14,613
Due from Advisor	63,437
Other assets	15,493
Total assets	21,820,479
Liabilities
Payable for investments purchased	137,449
Other accrued expenses and payables	61,880
Total liabilities	199,329
Net assets, at value	$ 21,621,150
Net Assets
Net assets consist of: Accumulated net investment loss	(1,089)
Net unrealized appreciation (depreciation) on: Investments	2,548,396
Foreign currency related transactions	860
Accumulated net realized gain (loss)	(3,703,408)
Paid-in capital	22,776,391
Net assets, at value	$ 21,621,150

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($16,138,532 / 1,638,389 shares of capital stock outstanding, $.001 par value, 6,000,000 shares authorized)	$ 9.85
Maximum offering price per share (100 / 94.25 of $9.85)	$ 10.45
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,105,169 / 323,020 shares of capital stock outstanding, $.001 par value, 3,000,000 shares authorized)
$ 9.61
Class C
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($2,377,449 / 247,531 shares of capital stock outstanding, $.001 par value, 1,000,000 shares authorized)
$ 9.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2004
Investment Income
Dividend (net of foreign taxes withheld of $1,718)	$ 5,720
Interest	1,410
Total Income	7,130
Expenses: Investment advisory fee	165,793
Administrator service fee	29,287
Custodian and accounting fees	102,155
Services to shareholders	55,455
Auditing	45,270
Distribution and shareholder servicing fees	83,885
Legal	30,001
Directors' fees and expenses	4,735
Reports to shareholders	9,875
Registration fees	42,370
Other	11,187
Total expenses, before expense reductions	580,013
Expense reductions	(253,831)
Total expenses, after expense reductions	326,182
Net investment income (loss)	(319,052)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,433,135)
Foreign currency related transactions	(1,089)
(2,434,224)
Net unrealized appreciation (depreciation) during the period on: Investments	1,465,004
Foreign currency related transactions	860
1,465,864
Net gain (loss) on investment transactions	(968,360)
Net increase (decrease) in net assets resulting from operations	$ (1,287,412)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
	2004	2003
Operations: Net investment income (loss)	$ (319,052)	$ (79,521)
Net realized gain (loss) on investment transactions	(2,434,224)	(343,153)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,465,864	2,291,663
Net increase (decrease) in net assets resulting from operations	(1,287,412)	1,868,989
Fund share transactions: Proceeds from shares sold	34,116,225	6,066,894
Cost of shares redeemed	(20,831,936)	(1,957,666)
Net increase (decrease) in net assets from Fund share transactions	13,284,289	4,109,228
Increase (decrease) in net assets	11,996,877	5,978,217
Net assets at beginning of period	9,624,273	3,646,056
Net assets at end of period (including accumulated net investment loss of $1,089 and $2,851, respectively)	$ 21,621,150	$ 9,624,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.07	$ 6.39	$ 10.61	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.15)[b]	(.11)[b]	(.13)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.93[c]	2.79	(4.09)	.64
Total from investment operations	.78	2.68	(4.22)	.61
Net asset value, end of period	$ 9.85	$ 9.07	$ 6.39	$ 10.61
Total Return (%)[d]	8.60	41.94	(39.77)	6.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	7	3	5
Ratio of expenses before expense reductions (%)	2.79	5.77	5.81	6.39*
Ratio of expenses after expense reductions (%)	1.49	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.45)	(1.47)	(1.42)	(.62)*
Portfolio turnover rate (%)	198	104	91	53
[a] For the period March 30, 2001 (commencement of operations of Class A shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ending August 31, 2004 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 6.32	$ 10.58	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.23)[b]	(.16)[b]	(.19)[b]	(.06)
Net realized and unrealized gain (loss) on investment transactions	.93[c]	2.75	(4.07)	.64
Total from investment operations	.70	2.59	(4.26)	.58
Net asset value, end of period	$ 9.61	$ 8.91	$ 6.32	$ 10.58
Total Return (%)[d]	7.86	40.98	(40.26)	5.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1.3		.4
Ratio of expenses before expense reductions (%)	3.56	6.52	6.56	7.14*
Ratio of expenses after expense reductions (%)	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(2.21)	(2.22)	(2.17)	(1.45)*
Portfolio turnover rate (%)	198	104	91	53
[a] For the period March 30, 2001 (commencement of operations of Class B shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ending August 31, 2004 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.90	$ 6.32	$ 10.58	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.23)[b]	(.16)[b]	(.19)[b]	(.06)
Net realized and unrealized gain (loss) on investment transactions	.93[c]	2.74	(4.07)	.64
Total from investment operations	.70	2.58	(4.26)	.58
Net asset value, end of period	$ 9.60	$ 8.90	$ 6.32	$ 10.58
Total Return (%)[d]	7.87	40.82	(40.26)	5.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.9		.2	.3
Ratio of expenses before expense reductions (%)	3.57	6.52	6.56	7.14*
Ratio of expenses after expense reductions (%)	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(2.21)	(2.22)	(2.17)	(1.37)*
Portfolio turnover rate (%)	198	104	91	53
[a] For the period March 30, 2001 (commencement of operations of Class C shares) to August 31, 2001.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ending August 31, 2004 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Global Biotechnology Fund ("Scudder Global Biotechnology Fund" or the "Fund"), a non-diversified series of the Scudder Investors Funds, Inc. (the "Corporation"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $934,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2011 (the expiration date), whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2003 through August 31, 2004, the Fund incurred approximately $1,763,000 of net realized capital and currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (934,000)
Net unrealized appreciation (depreciation) on investments	$ 1,540,780

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $50,440,660 and $36,937,455, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.80% of the next $250,000,000 of such net assets and 0.75% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets. Deutsche Asset Management International GmbH ("DeAMi"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor of the Fund, and is paid by the Advisor for its services.

ICCC, in its capacity as Advisor and Administrator, has contractually agreed for the year ended August 31, 2004, to waive its annual fees, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed the following: Class A shares 1.50%, Class B shares 2.25% and Class C shares 2.25%. Accordingly, for the year ended August 31, 2004, the fee pursuant to the Investment Advisory Agreement was $165,793, all of which was waived. In addition, under these agreements, the Advisor reimbursed additional expenses of $57,699.

For the year ended August 31, 2004, the Advisor has agreed to reimburse the Fund $1,052 for expenses.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2004, the Administrator Service Fee was $29,287, all of which was waived.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record- keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $32,920, of which $3,192 is unpaid at August 31, 2004.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended August 31, 2004, the amount charged to the Fund by SISC aggregated $54,455, of which $11,573 is unpaid at August 31, 2004.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2004
Class A	$ 37,119	$ 3,210
Class B	20,758	1,951
Class C	14,320	1,450
	$ 72,197	$ 6,611

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2004	Effective Rate
Class B	$ 6,961	$ 733.25%
Class C	4,727	484.25%
	$ 11,688	$ 1,217

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid to SDI in connection with the distribution of Class A and C shares for the year ended August 31, 2004 aggregated $14,312 and $103, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2004, the CDSC for Class B and C shares aggregated $29,786 and $9,830, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2004, SDI received $38,007.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Ownership of the Fund

At August 31, 2004, DWS International Portfolio Management GmbH, an indirect wholly owned subsidiary of Deutsche Bank, AG held 23% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,318,257	$ 25,609,902	498,858	$ 3,971,539
Class B	450,724	4,967,657	178,526	1,475,640
Class C	319,615	3,538,666	73,692	619,715
		$ 34,116,225		$ 6,066,894
Shares redeemed
Class A	(1,490,343)	$ (16,123,244)	(180,754)	$ (1,372,320)
Class B	(282,568)	(2,904,906)	(66,910)	(514,529)
Class C	(172,873)	(1,803,786)	(8,580)	(70,817)
		$ (20,831,936)		$ (1,957,666)
Net increase (decrease)
Class A	827,914	$ 9,486,658	318,104	$ 2,599,219
Class B	168,156	2,062,751	111,616	961,111
Class C	146,742	1,734,880	65,112	548,898
		$ 13,284,289		$ 4,109,228

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Investors Funds, Inc., and Shareholders of the Global Biotechnology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Biotechnology Fund (hereafter referred to as the "Fund") at August 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Director since 2000	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		54
Richard R. Burt 2/3/47 Director since 1998	Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		56
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	54
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	54
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	54
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	54
Rebecca W. Rimel 4/10/51 Director since 2000	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	54
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	54
William N. Searcy 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	54
Robert H. Wadsworth 1/29/40 Director since 1997	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		57

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Director since 2004	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	139

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5,7] 7/14/60 President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5,7] 1/11/63 Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002	Managing Director, Deutsche Asset Management (April 2004 to present). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.
5 Address: 345 Park Avenue, New York, New York.
6 Address: Two International Place, Boston, Massachusetts.
7 Effective September 30, 2004, Mr. Sluyters and Mr. Schubert were elected as President of the fund and Chief Financial Officer of the fund, respectively.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	DBBTX	DBBBX	DBBCX
CUSIP Number	81116R-705	81116R-804	81116R-887
Fund Number	475	675	775

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the  period,  August  31,  2004,  Scudder Investors Funds  has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER GLOBAL BIOTECHNOLOGY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year    Audit Fees     Audit-Related      Tax Fees       All Other
      Ended         Billed        Fees Billed       Billed to     Fees Billed
    August 31,     to Fund         to Fund            Fund          to Fund
--------------------------------------------------------------------------------
2004               $30,500            $185           $7,035            $0
--------------------------------------------------------------------------------
2003               $28,000           $1,205          $6,700            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Investment Company
Capital Corp. ("ICCC" or the "Adviser"), and any entity controlling, controlled by or under common control with ICCC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the
Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related            Tax Fees           All Other Fees
   Fiscal          Fees Billed to          Billed to             Billed to
    Year            Adviser and            Adviser and         Adviser and
    Ended         Affiliated Fund        Affiliated Fund      Affiliated Fund
  August 31,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                 $767,051                 $0                    $0
--------------------------------------------------------------------------------
2003                 $517,013               $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to
                                Adviser and
                              Affiliated Fund       Total Non-Audit
                             Service Providers      Fees billed to
                               (engagements           Adviser and
                Total        related directly       Affiliated Fund
               Non-Audit     to the operations          Service
                 Fees          and financial           Providers
  Fiscal       Billed to         reporting            (all other       Total of
   Year          Fund          of the Fund)           engagements)     (A), (B)
   Ended
 August 31,       (A)               (B)                 (C)             and (C)
--------------------------------------------------------------------------------
2004            $7,035               $0             $1,430,816        $1,437,851
--------------------------------------------------------------------------------
2003            $6,700            $55,500           $5,741,860        $5,804,060
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
ICCC and other related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Biotechnology Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Biotechnology Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 28, 2004